JNL/FIRST TRUST THE DOW(SM) TARGET 10 SERIES
[FIRST TRUST(R) LOGO]    First Trust Advisors L.P.
                         Team Management

OBJECTIVE:

The investment objective of the JNL/First Trust The Dow(SM)Target 10 Series is a high total return through a combination of capital appreciation and dividend income.

MONEY MANAGER COMMENTARY:

Despite the impressive fourth-quarter rebound in the stock market, equities posted their second consecutive year of negative total return performance, as measured by the DJIA, S&P 500 Index and the Nasdaq Composite. The U.S. has not experienced two consecutive years of negative total return performance since 1973-74. It appears that the aggressive easing by the Fed in 2001, entailing 11 rate cuts totaling 4.75 percentage points, did wonders for the consumer, but did little to inspire the business community to spend.

Even with short-term interest rates sitting at 40-year lows, business investment continued to shrink. Consumers, on the other hand seized the opportunity to secure low-cost capital by refinancing a record number of home mortgages, nearly $950 billion worth, according to the Mortgage Bankers Association of America. New and existing home sales were robust in 2001 thanks to low mortgage rates. The housing market, however, was not enough to keep the U.S out of recession. According to the National Bureau of Economic Research, the U.S. entered into recession in March 2001.

The fourth-quarter rally in stocks actually began in late September. A combination of a deeply oversold market following the tragic events of September 11th, a number of reports from companies indicating that business conditions were stabilizing and some hints from a select group of economic indicators that a turnaround may be in the making helped lure investors back to equities.

The Series outperformed the DJIA in 2001, -3.21% vs. -5.40% . The stocks in the Series that appreciated were the following: Caterpillar (+13.7%), Philip Morris (+9.1%), Procter & Gamble (+3.1%), International Paper (+1.4%) and Minnesota Mining (+0.2%). The stocks that declined in the Series were the following:
Eastman Kodak (-21.9%), SBC Communications (-16.1%), Du Pont (-9.1%), Exxon Mobil (-7.6%) and General Motors (-1.0%).

Value investing slightly outperformed growth investing in 2001, as measured by Standard & Poors. The S&P Barra Value Index was down 11.7% while the S&P Barra Growth Index declined by 12.7%.

                  JNL/FIRST TRUST THE DOW(SM) TARGET 10 SERIES

                                    [GRAPH]

                  JNL/First Trust The Dow        Dow Jones
Date                Target 10 Series         Industrial Average
---------------------------------------------------------------

   8/17/99               10,000                    10,000
08/31/1999                9,790                     9,814
09/30/1999                9,370                     9,380
10/31/1999                9,220                     9,742
11/30/1999                8,920                     9,895
12/31/1999                8,930                    10,470
01/31/2000                8,510                     9,968
02/29/2000                7,800                     9,245
03/31/2000                8,400                     9,983
04/30/2000                8,490                     9,817
05/31/2000                8,430                     9,643
06/30/2000                7,740                     9,586
07/31/2000                7,980                     9,660
08/31/2000                8,740                    10,320
09/30/2000                8,180                     9,813
10/31/2000                8,670                    10,114
11/30/2000                8,310                     9,624
12/31/2000                9,350                     9,976
01/31/2001                9,160                    10,078
02/28/2001                9,180                     9,738
03/31/2001                8,770                     9,174
04/30/2001                9,340                     9,978
05/31/2001                9,700                    10,167
06/30/2001                9,590                     9,791
07/31/2001                9,640                     9,821
08/31/2001                9,290                     9,311
09/30/2001                8,570                     8,287
10/31/2001                8,300                     8,510
11/30/2001                8,910                     9,264
12/31/2001                9,050                     9,501


          AVERAGE ANNUAL
          TOTAL RETURN
          --------------------------------------------

          1 year                                -3.21%
          Since inception                       -4.11%
          (Inception date August 16,1999).

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost. Performance numbers are net of all Series operating expenses, but do not reflect the deduction of insurance charges.

JNL VARIABLE FUND III LLC
JNL/FIRST TRUST THE DOW TARGET 10 SERIES
SCHEDULE OF INVESTMENTS (in thousands)
DECEMBER 31, 2001
                                            Shares      Value
--------------------------------------------------------------------------------

COMMON STOCKS - 99.3%
---------------------
AUTO MANUFACTURERS - 10.1%
   General Motors Corp.                        4   $     182

CHEMICALS - 9.1%
   E.I. du Pont de Nemours                     4         164

COSMETICS & PERSONAL CARE - 10.9%
   Procter & Gamble Co.                        2         195

FOREST PRODUCTS & PAPER - 10.1%
   International Paper Co.                     4         182

MACHINERY - 11.7%
   Caterpillar Inc.                            4         209

MANUFACTURING - 18.1%
   Eastman Kodak Co.                           5         140
   Minnesota Mining & Manufacturing Co.        2         184
                                                  -----------
                                                         324
OIL & GAS PRODUCERS - 9.6%
   Exxon Mobil Corp.                           4         172

TELECOMMUNICATIONS - 8.8%
   SBC Communications Inc.                     4         158

TOBACCO - 10.9%
   Philip Morris Cos. Inc.                     4         195
                                                  -----------

     Total Common Stocks
       (cost $1,790)                                   1,781
                                                  -----------

SHORT TERM INVESTMENT - 0.7%
----------------------------
MONEY MARKET FUND - 0.7%
   Dreyfus Cash Management Plus, 2.29% (a)    12   $      12
                                                  -----------

     Total Short Term Investment
       (cost $12)                                         12
                                                  -----------

TOTAL INVESTMENTS - 100%
------------------------
   (cost $1,802)                                   $   1,793
                                                  ===========



--------------------------------------------------------------------------------
(a) Dividend yield changes daily to reflect current market conditions. Rate is the quoted yield as of December 31, 2001.

                     See notes to the financial statements.

JNL VARIABLE FUND III LLC
JNL/FIRST TRUST THE DOW TARGET 10 SERIES
FINANCIAL STATEMENTS (in thousands, except net asset value per share)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2001

ASSETS
Investments (cost $1,802)                    $        1,793
Receivables:
  Dividends and interest                                  2
                                            ----------------
TOTAL ASSETS                                          1,795
                                            ----------------

LIABILITIES
Payables:
  Advisory fees                                           1
                                            ----------------
TOTAL LIABILITIES                                         1

NET ASSETS                                   $        1,794
                                            ================


NET ASSETS CONSIST OF:
Paid-in capital                              $        1,879
Undistributed net investment income                      80
Accumulated net realized loss                          (156)
Net unrealized depreciation                              (9)
                                            ----------------
                                             $        1,794
                                            ================

SHARES OUTSTANDING (NO PAR VALUE),
  UNLIMITED SHARES AUTHORIZED                           198
                                            ================

NET ASSET VALUE PER SHARE                    $        9.05
                                            ================


STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001

INVESTMENT INCOME
  Dividends                                  $           49
  Interest                                                1
                                            ----------------
TOTAL INVESTMENT INCOME                                  50
                                            ----------------

EXPENSES
  Advisory fees                                          12
  Administrative fees                                     1
                                            ----------------
TOTAL EXPENSES                                           13
                                            ----------------
NET INVESTMENT INCOME                                    37
                                            ----------------

REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain on investments                       43
  Net change in unrealized depreciation on
    investments                                        (130)
                                            ----------------
NET REALIZED AND UNREALIZED LOSS                        (87)
                                            ----------------

NET DECREASE IN NET ASSETS FROM OPERATIONS   $          (50)
                                            ================

                     See notes to the financial statements.

JNL VARIABLE FUND III LLC
JNL/FIRST TRUST THE DOW TARGET 10 SERIES
STATEMENTS OF CHANGES IN NET ASSETS (in thousands)


                                                                                                      YEAR ENDED DECEMBER 31,
                                                                                                       2001             2000
                                                                                                  ---------------  ---------------

OPERATIONS
   Net investment income                                                                          $           37   $           33
   Net realized gain (loss) on investments                                                                    43              (60)
   Net change in unrealized appreciation (depreciation) on investments                                      (130)             131
                                                                                                 ---------------- ----------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                                                        (50)             104
                                                                                                 ---------------- ----------------

SHARE TRANSACTIONS(1)
  Proceeds from the sale of shares                                                                          1,203            1,742
  Cost of shares redeemed                                                                                   (772)            (808)
                                                                                                 ---------------- ----------------
NET INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS                                                            431              934
                                                                                                 ---------------- ----------------

NET INCREASE IN NET ASSETS                                                                                    381            1,038

NET ASSETS BEGINNING OF PERIOD                                                                              1,413              375
                                                                                                 ---------------- ----------------
NET ASSETS END OF PERIOD                                                                           $        1,794   $        1,413
                                                                                                 ================ ================

UNDISTRIBUTED NET INVESTMENT INCOME                                                                $           80   $           43
                                                                                                 ================ ================

(1)SHARE TRANSACTIONS:

  Shares sold                                                                                                 131              204
  Shares redeemed                                                                                            (84)             (95)
                                                                                                 ---------------- ----------------
  Net increase                                                                                                 47              109
                                                                                                 ================ ================

PURCHASES AND SALES OF INVESTMENT SECURITIES
  (EXCLUDING SHORT-TERM SECURITIES):

  Purchases of securities                                                                          $        1,157   $        1,839
  Proceeds from sales of securities                                                                           612              960



                     See notes to the financial statements.

JNL VARIABLE FUND III LLC
JNL/FIRST TRUST THE DOW TARGET 10 SERIES
FINANCIAL HIGHLIGHTS

                                                                                                                     Period from
                                                                                                                     August 16,
                                                                                                                      1999* to
                                                                                        Year ended December 31,     December 31,
                                                                                          2001           2000           1999
                                                                                      -------------- -------------- --------------
SELECTED PER SHARE DATA

NET ASSET VALUE, BEGINNING OF PERIOD                                                  $     9.35      $    8.93      $   10.00
                                                                                      --------------  -------------  -------------

INCOME (LOSS) FROM OPERATIONS:
  Net investment income                                                                     0.12           0.04           0.24
  Net realized and unrealized gain
    (loss) on investments                                                                  (0.42)          0.38          (1.31)
                                                                                      -------------- -------------- --------------
  Total income (loss) from operations                                                      (0.30)          0.42          (1.07)
                                                                                      -------------- -------------- --------------


NET ASSET VALUE, END OF PERIOD                                                        $     9.05      $    9.35      $    8.93
                                                                                      ==============  =============  =============

TOTAL RETURN (A)                                                                           (3.21)%         4.70%        (10.70)%

RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)                                            $     1,794     $    1,413     $      375
  Ratio of expenses to average net assets (b)                                              0.85%          0.85%          0.85%
  Ratio of net investment income to average net assets (b)                                 2.35%          2.70%          2.58%
  Portfolio turnover                                                                      39.70%         82.79%        114.08%


----------------------------------------------------------------------------------------------------------------------------------
*    Commencement of operations.
(a)  Total Return is not  annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable  accounts or any annuity charges.
(b)  Annualized for periods less than one year.


                     See notes to the financial statements.

--------------------------------------------------------------------------------
                            JNL VARIABLE FUND III LLC
                        NOTES TO THE FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
NOTE 1. ORGANIZATION

JNL Variable Fund III LLC (the "Fund") is a limited liability company organized under the laws of Delaware, by a Formation and Operating Agreement dated February 11, 1999. The Fund is registered with the Securities and Exchange Commission as a non-diversified fund under the Investment Company Act of 1940. The Fund consists of the JNL/First Trust The Dow Target 10 Series (the "Series"), which is subadvised by First Trust Advisors L.P. ("First Trust"). The shares of the Fund are sold to a life insurance company separate account to fund the benefits of variable annuity policies.

Jackson National Asset Management, LLC ("JNAM"), a wholly-owned subsidiary of Jackson National Life Insurance Company ("Jackson National"), serves as the investment adviser ("Adviser") for this Series.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Series in the preparation of its financial statements.

USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITY VALUATION -- Stocks are valued at the last quoted sale price on the New York Stock Exchange or final bid price in absence of a sale.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income, including level-yield amortization of discounts and premiums, is accrued daily. Realized gains and losses are determined on the specific identification basis.

SECURITIES LOANED -- The Fund has entered into a securities lending arrangement with the custodian. Under the terms of the agreement, the Series receives a fee equal to a percentage of the net income from lending transactions. In exchange for such fees, the custodian is authorized to loan securities on behalf of the Series and is requested to maintain collateral at least equal in value to the value of the securities loaned. Cash collateral is invested by the custodian in a pooled money market instrument approved by the Adviser. The Series bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment.

DISTRIBUTIONS TO SHAREHOLDERS -- No distributions of net investment income or realized capital gains are required.

FEDERAL INCOME TAXES -- The JNL Variable Fund III LLC is a limited liability company with all of its interests owned by a single interest, Jackson National Separate Account-III. Accordingly, the Fund is not considered a separate entity for income tax purposes, and therefore is taxed as part of the operations of Jackson National and is not taxed separately. Under current tax law, interest and dividend income and capital gains of the Fund are not currently taxable when left to accumulate within a variable annuity contract.

NOTE 3. INVESTMENT ADVISORY FEES AND TRANSACTIONS WITH AFFILIATES

The Series has an investment advisory agreement with JNAM whereby JNAM provides investment management and transfer agency services. The Series pays JNAM an annual fee, computed daily and payable monthly, based on a specified percentage of the average daily net assets of the Series as follows:

ASSETS                           FEES
------                           ----
$0 to $500 million               .75%
$500 million to $1 billion       .70%
Over $1 billion                  .65%

A portion of this fee is paid to First Trust as compensation for their services.

ADMINISTRATIVE FEE -- In addition to the investment advisory fee, the Series pays to JNAM an annual Administrative Fee of .10% of the average daily net assets. In return for the fee, JNAM provides or procures all necessary administrative functions and services for the operations of the Series. In accordance with the agreement, JNAM is responsible for the payment of expenses related to legal, audit, fund accounting, custody, printing and mailing, trustee fees, and all other services necessary for the operation of the Series. The Series is responsible for trading expenses including brokerage commissions, interest and taxes, and other non-operating expenses.

NOTE 4.  CHANGE OF AUDITORS

On May 24, 2001 the Board of Trustees ratified the termination of PricewaterhouseCoopers LLP ("PWC") as the Fund's independent accountants. For the two years ended December 31, 2000, PWC expressed an unqualified opinion on the Fund's financial statements. There were no disagreements between Fund's management and PWC prior to their termination. The Board approved the appointment of KPMG LLP as the Fund's independent accountants.

--------------------------------------------------------------------------------
                        REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------


To the Shareholder and the Board of Managers of JNL Variable Fund III LLC

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of the JNL Variable Fund III LLC (the "Fund") at December 31, 2001 and the related statements of operations, changes in net assets, and the financial highlights for the period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 2000 and the financial highlights presented for each of the periods prior to 2001 were audited by other auditors, whose report dated January 19, 2001, expressed an unqualified opinion.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the JNL Variable Fund III LLC at December 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the period then ended in conformity with accounting principles generally accepted in the United States of America.




/s/ KPMG LLP



Minneapolis, Minnesota
February 1, 2002

                     Managers of the JNL Variable Fund LLC,
                          JNL Variable Fund III LLC and
                             JNL Variable Fund V LLC

---------------------------- --------------- --------------- ------------------------ -------------------- -------------------
                                                                                           Number of
                                Current                                                Portfolios in the         Other
  Manager (age) & Address    Position with     Length of      Principal Occupation       Fund Complex        Directorships
                                the Fund      Time Served     for the past 5 years      Overseen by the       held by the
                                                                                            Manager             Manager
------------------------------------------- --------------- ------------------------ -------------------- -------------------


Interested Managers
---------------------------- --------------- --------------- ------------------------ -------------------- -------------------
Andrew B. Hopping* (43)      President,         10/98 to     Chief Executive                  72           Trustee of JNL
1 Corporate Way              Chief              present      Officer, Trustee and                          Investors Series
Lansing, MI 48951            Executive                       President of other                            Trust (1 portfolio)
                             Officer and                     Investment Companies                          and JNL Series
                             Manager                         advised by the                                Trust (56
                                                             Adviser, President and                        portfolios)
                                                             Managing Board Member
                                                             of the Adviser, Chief
                                                             Financial Officer and
                                                             Vice President of
                                                             Jackson National Life
                                                             Distributors, Inc.
                                                             (broker-dealer),
                                                             Executive Vice
                                                             President, Chief
                                                             Financial Officer and
                                                             Treasurer of Jackson
                                                             National Life
                                                             Insurance Company
---------------------------- --------------- --------------- ------------------------ -------------------- -------------------
Robert A. Fritts* (53)       Manager, Vice     2/11/99 to    Trustee, Vice                    72           Trustee of JNL
1 Corporate Way              President,         present      President, Treasurer                          Investors Series
Lansing, MI 48951            Treasurer and                   and Chief Financial                           Trust (1 portfolio)
                             Chief                           Officer of other                              and JNL Series
                             Financial                       Investment Companies                          Trust (56
                             Officer                         advised by the                                portfolios)
                                                             Adviser, Vice
                                                             President and
                                                             Controller of Jackson
                                                             National Life
                                                             Insurance Company
---------------------------- --------------- --------------- ------------------------ -------------------- -------------------


Disinterested Managers
---------------------------- --------------- --------------- ------------------------ -------------------- -------------------
Dominic D'Annunzio (64)      Manager           10 months     Acting Commissioner of           16           Trustee of JNL
100 Siena Way, Unit 1204                     (since 4/2000)  Insurance for the                             Investors Series
Naples, FL 34119                                             State of Michigan                             Trust (1 portfolio)
                                                             (1/90 to 5/90) (8/97
                                                             to 5/98),
                                                             Deputy Commissioner of
                                                             the Office of
                                                             Financial Analysis and
                                                             Examinations (4/89 to
                                                             8/97)
---------------------------- --------------- --------------- ------------------------ -------------------- -------------------
Michael Bouchard (45)        Manager            10 months    Sheriff, Oakland                 16           Trustee of JNL
344 Fairfax                                   (since 4/2000) County, Michigan,                             Investors Series
Birmingham, MI 48009                                         Senator - State of                            Trust (1 portfolio)
                                                             Michigan (1991-1999)
---------------------------- --------------- --------------- ------------------------ -------------------- -------------------
Michelle Engler (44)         Manager            10 months    First Lady of the                16           Trustee of JNL
2520 Oxford Drive,                            (since 4/2000) State of Michigan                             Investors Series
Lansing, MI 48951                                                                                          Trust (1 portfolio)
---------------------------- --------------- --------------- ------------------------ -------------------- -------------------

* Messrs. Hopping and Fritts are "interested persons" of the Funds due to their positions with Jackson National Life Insurance Company, which is the parent company of the Advisor and Distributor.